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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported)        November 30, 2000
                                                --------------------------------


                           EDUTREK INTERNATIONAL, INC.
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            (Exact name of registrant as specified in its charter)


Georgia                                0-23021               58-2255472
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(State or other jurisdiction   (Commission File Number)    (IRS Employer
      of incorporation)                                   Identification No.)



500 Embassy Row, 6600 Peachtree Dunwoody Road, Atlanta, Georgia        30328
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 (Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code      (404) 965-8000
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                                        N/A
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         (Former name or former address, if changed since last report)

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Item 5.  Other Events.
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On November 30, 2000, the Registrant signed a Ninth Amendment to its bank Credit
Agreement, attached as Exhibit 99.1, which extends the maturity of all obligations under the credit facility (previously totaling approximately $14.35 million) to April 30, 2001. The bank will further provide an additional $1.5 million loan to be used for marketing and other approved expenses. The repayment of the additional $1.5 million is guaranteed by Career Education Corporation (with whom the Registrant has agreed to merge pursuant to an agreement dated October 24, 2000) and secured by a letter of credit in the same amount posted by Career Education. Draws under the $1.5 million loan require the consent of Career Education. The bank also agreed to waive noncompliance with certain covenants through the termination of the credit facility.

In addition, one of the Registrant's lenders assigned its $5.0 million promissory note to Career Education in exchange for $5.0 million plus accrued interest. The promissory note was due November 30, 2000 and has now been extended to April 30, 2001. In connection with the purchase and modification of this note, the Registrant entered into an Amended and Restated Promissory Note, attached as Exhibit 99.2, and a Note Modification Agreement, attached as Exhibit
99.3. The information contained in Exhibits 99.1, 99.2 and 99.3 are incorporated herein by reference.

Item 7. Financial Statements and Exhibits.
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(c)     Exhibits:

        99.1 Ninth Amendment to Credit Agreement and Waiver dated November 30, 2000 between First Union National Bank, EduTrek and EduTrek's guarantors

        99.2 Amended and Restated Promissory Note dated November 30, 2000 payable by EduTrek to Career Education Corporation

        99.3 Note Modification Agreement dated November 30, 2000 between Career Education Corporation, EduTrek and EduTrek's subsidiaries

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                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EDUTREK INTERNATIONAL, INC.



                                        By: /s/ Steve Bostic
                                           ------------------------------------
                                           Name:   Steve Bostic
                                           Title:  Chairman and Chief Executive
                                                   Officer

Dated: December 1, 2000

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                                EXHIBIT INDEX


 Exhibit                                                              Sequential
 Number                     Description of Exhibit                     Page No.
 -------                    ----------------------                    ----------

 99.1 Ninth Amendment to Credit Agreement and Waiver dated November 30, 2000 between First Union National Bank, Edutrek and EduTrek's guarantors

 99.2           Amended and Restated Promissory Note dated
                November 30, 2000 payable by EduTrek to Career
                Education Corporation

 99.3 Note Modification Agreement dated November 30, 2000 between Career Education Corporation, EduTrek and
                EduTrek's subsidiaries